                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 26, 1999
                                                         ----------------

                           America Service Group Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


                                     0-23340
                            ------------------------
                            (Commission File Number)


                                   21-0332317
                      ------------------------------------
                      (IRS Employer Identification Number)


           105 Westpark Drive, Suite 300, Brentwood, Tennessee 37027
           ---------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (615) 373-3100
                                                           --------------

                                 Not applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                                             Exhibit Index Located on Page:  6
                                                                           -----
                                                     Total Number of Pages: 331
                                                                           -----

Item 2.           Acquisition or Disposition of Assets

         On January 26, 1999, America Service Group Inc. (the "Company") purchased all of the outstanding stock of EMSA Government Services, Inc. ("EMSA") from InPhyNet Administrative Services, Inc. ("InPhyNet") for $67.0 million in cash pursuant to a Stock Purchase Agreement, dated as of December 18, 1998 (the "Stock Purchase Agreement"), as amended by the First Amendment to Stock Purchase Agreement, dated as of January 26, 1999 (the "First Amendment"), between the Company and InPhyNet. The Company placed $2.0 million of the purchase price into escrow to secure InPhyNet's performance of certain post-closing obligations pursuant to the Stock Purchase Agreement, as amended.

         EMSA conducts its operations through two wholly-owned subsidiaries, EMSA Correctional Care, Inc. ("EMSA Correctional") and EMSA Military Services, Inc. ("EMSA Military"), each of which the Company acquired pursuant to its acquisition of EMSA. EMSA Correctional provides comprehensive managed health care solutions to state and local correctional facilities, managing health care for over 71,000 inmates. Following the Acquisition, the Company, through EMSA Correctional and Prison Health Services, Inc., the Company's operating subsidiary, will manage health care for approximately 132,000 inmates in 25 states. EMSA Military contracts with the U.S. Department of Defense (the "DOD") and the Veterans Administration (the "VA") to provide emergency medicine and primary health care services to active and retired military personnel and their dependents at medical facilities operated by the DOD and the VA.

         The purchase price paid to InPhyNet is subject to increase or decrease on a dollar-for-dollar basis by an amount equal to the amount by which EMSA's working capital, as reflected on its balance sheet as of January 26, 1999 (the "Closing Date Balance Sheet"), is in excess of or is less than $27.6 million. EMSA is obligated to deliver the Closing Date Balance Sheet to the Company within 45 days following the closing of the EMSA acquisition. The Company will account for the EMSA acquisition using the purchase method of accounting.

         In connection with the EMSA acquisition: (i) the Company and all of its subsidiaries, including EMSA, EMSA Military and EMSA Correctional, entered into an Amended and Restated Credit Agreement, dated as of January 26, 1999, with NationsBank, N.A., as Administrative Agent and Issuing Bank ("NationsBank") which provides for a revolving credit facility of up to $52.0 million (the "Credit Facility") and (ii) the Company entered into a Securities Purchase Agreement, dated as of January 26, 1999 (the "Securities Purchase Agreement"), with Health Care Capital Partners L.P. ("Capital Partners") and Health Care Executive Partners L.P. ("Executive Partners"), investment funds managed by Ferrer Freeman Thompson & Co. (collectively, with Capital Partners and Executive Partners, "FFT"). On January 26, 1999, pursuant to the Securities Purchase Agreement, the Company issued to FFT (i) $15.0 million aggregate principal amount of the Company's 12% Subordinated Convertible Bridge Notes due January 26, 2000 (the "Notes") with detachable warrants (the "Warrants") to purchase an aggregate 135,000 shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), and (ii) 50,000 shares of the Company's Series A Convertible Preferred Stock, par value $0.01 per share (the "Preferred Stock"), for an aggregate purchase price of $5.0 million. The Notes, Warrants and Preferred Stock are referred to collectively as the "Convertible Securities."

         The Company used $47.0 million in borrowings under the Credit Facility and the aggregate $20 million in proceeds received from its issuance of the Convertible Securities to FFT to partially finance the EMSA acquisition.

         At the option of either the Company or FFT, at any time following the closing of the Securities Purchase Agreement, subject to certain conditions, the Notes are convertible into shares of Preferred Stock at a ratio of one share of Preferred Stock for each $100 of outstanding principal amount of Notes. The Warrants entitle the holder thereof to purchase 135,000 shares of Common Stock at the lower of $9.45 and the closing sale price of the Common Stock for the thirty (30) consecutive trading days prior to the Stockholder Meeting (as defined), provided that such price shall in no event be less than $5.50 per share (subject to adjustment) (the "Warrant Exercise Price"). Subject to certain adjustments, each share of Preferred Stock is convertible, at the option of the holder thereof, into the number of shares of Common Stock determined by dividing the face value of such share of Preferred Stock by the lower of $9.45 and the closing sale price of the Common Stock for the thirty (30) consecutive trading days prior to the Stockholder Meeting, provided that such price shall in no event be less than $5.00 per share (subject to adjustment).

         The conversion of the Notes into shares of Preferred Stock is conditioned upon, among other things, the Company's stockholders approving the issuance of: (i) the shares of Preferred Stock issued to FFT on January 26, 1999, (ii) the shares of Preferred Stock issuable upon conversion of the Notes and (iii) the shares of Common Stock issuable upon conversion or exercise, as applicable, of the Convertible Securities, to the extent that the number of shares of Common Stock to be issued will be in excess of 20% of the number of shares of Common Stock outstanding, without regard to the shares of Common Stock issuable upon conversion of the Convertible Securities (the "Stock Issuance"). The Securities Purchase Agreement obligates the Company to convene a meeting of its stockholders (the "Stockholder Meeting") to consider and vote upon the approval of the Stock Issuance (the "Stockholder Approval") as soon as practicable following the closing of the Securities Purchase Agreement and no later than July 26, 1999.

         If the Company fails to file preliminary proxy materials relating to the Stockholder Meeting (the "Proxy Statement") on or before March 27, 1999 or fails convene the Stockholders Meeting on or before July 26, 1999, the interest on the Notes will immediately increase by 0.05% per month and will further increase by 0.05% per month until the Company files the Proxy Statement or convenes the Stockholder Meeting, as appropriate. In addition, if the Company fails to convene the Stockholders Meeting on or before July 26, 1999, fails to take other actions in connection with obtaining Stockholder Approval or fails to take certain other actions required by the terms of the Warrants, the Warrant Exercise Price will be reduced to $.01 per share. The interest on the Notes will not be increased as described above and the Warrant Exercise Price will not be reduced as described above until the maturity of the Notes, in each case, if the sole reason the Company fails to obtain Stockholder Approval is the failure of the holders of the Common Stock to approve the Stock Issuance at a meeting duly called and convened in accordance with the Securities Purchase Agreement. The Warrants and the terms of the Preferred Stock each provide that, prior to the date of Stockholder Approval, the maximum number of shares of Common Stock that will be issued or be issuable upon exercise of the Warrants together with the shares of Common Stock that will be issued or be issuable upon conversion of the Preferred Stock, may not exceed 19.9% of the Company's outstanding Common Stock, notwithstanding any other provisions of the Warrants or terms of the Preferred Stock. However, if prior to Stockholder Approval the total number of shares of Common Stock which are issuable upon exercise of the Warrants and conversion of the Preferred Stock would exceed 19.9% but for the 19.9% limitation described in the previous sentence, following Stockholder Approval the number of shares of Common Stock which are issuable will be recalculated to give effect to the full amount of shares of Common Stock that would have been issuable but for such limitation.

         The following table sets forth the sources and uses of funds for the EMSA acquisition (in millions):

         SOURCES:
         Cash ...................................................    $   2.1
         Borrowings under the Credit Facility....................       47.0
         Proceeds from sale of the Notes.........................       15.0
         Proceeds from sale of the Preferred Stock...............        5.0
                                                                      ------

                  Total Sources..................................     $ 69.1
                                                                      ------


         USES:
         Cash Consideration for EMSA ("Purchase Price")..........     $ 65.0
         Purchase Price Escrow...................................        2.0
         Transaction costs ......................................        2.1

                  Total Sources..................................     $ 69.1
                                                                      ------


         The Company entered into a Registration Rights Agreement, dated as of January 26, 1999 (the "Registration Rights Agreement"), with FFT pursuant to which it agreed to register the Common Stock issuable upon conversion of the Preferred Stock issued or issuable to FFT pursuant to the Securities Purchase Agreement and exercise of the Warrants for resale by the holders thereof.

         The summaries contained herein of certain provisions of the Securities Purchase Agreement, the Notes, the Warrants, the Certificate of Designation of the Preferred Stock, the Registration Rights Agreement, the Stock Purchase Agreement and the First Amendment are qualified in their entirety by reference to all the provisions of such documents, including the definitions therein of certain terms which are not otherwise defined herein. Copies of all such documents except the Stock Purchase Agreement, which was filed as an exhibit to the Company's Current Report on Form 8-K which was filed on January 5, 1999, are filed as exhibits to this Current Report on Form 8-K.

Item 7.           Financial Statements, Pro Forma
                  Financial Information and Exhibits

         (a)      Financial Statements

         The EMSA Financial Statements, together with the independent public accountants' reports thereon, will be filed by amendment to this Form 8-K not later than March 11, 1999.

         (b)      Pro Form Financial Information

         The EMSA pro forma financial information will be filed by amendment to this Form 8-K not later than March 11, 1999.

         (c)      Exhibits

99.1 Amended and Restated Credit Agreement, dated as of January 26, 1999, among the Company, as Borrower, the Company's subsidiaries as listed therein, as Guarantors, the Lenders identified therein and NationsBank, N.A. as Administrative Agent and as Issuing Bank.

99.2 Securities Purchase Agreement , dated as of January 26, 1999, among the Company, Health Care Capital Partners L.P. and Health Care Executive Partners L.P.

99.3     Certificate of Designation of the Series A Convertible Preferred Stock.

99.4 The Company's 12% Subordinated Convertible Bridge Notes due January 26, 2000, issued to Health Care Capital Partners L.P. on January 26, 1999.

99.5 The Company's 12% Subordinated Convertible Bridge Notes due January 26, 2000, issued to Health Care Executive Partners L.P. on January 26, 1999.

99.6 Warrant, dated as of January 26, 1999, issued by the Company to Health Care Capital Partners L.P. to purchase shares of the Common Stock.

99.7 Warrant, dated as of January 26, 1999, issued by the Company to Health Care Executive Partners L.P. to purchase shares of the Common Stock, dated as of January 26, 1999.

99.8 First Amendment to Stock Purchase Agreement, dated as of January 26, 1999, between the Company and InPhyNet Administrative Services, Inc.

99.9 Registration Rights Agreement , dated as of January 26, 1999, among the Company, Health Care Capital Partners L.P. and Health Care Executive Partners L.P.

99.10    Text of Press Release of the Company, dated January 26, 1999.

                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date: February 10, 1999



                                      AMERICA SERVICE GROUP, INC.



                                 By:  /s/ Bruce A. Teal
                                      -----------------------------------------
                                      Bruce A. Teal
                                      Senior Vice President and Chief Financial
                                      Officer

                                  EXHIBIT INDEX



Exhibit
-------

99.1     Amended and Restated Credit Agreement, dated as of
         January 26, 1999, among the Company, as Borrower, the
         Company's subsidiaries as listed therein, as Guarantors, the Lenders identified therein and NationsBank, N.A. as Administrative Agent and as
         Issuing Bank.

99.2     Securities Purchase Agreement , dated as of January
         26, 1999, among the Company, Health Care Capital
         Partners L.P. and Health Care Executive Partners L.P.

99.3     Certificate of Designation of the Series A
         Convertible Preferred Stock.

99.4     The Company's 12% Subordinated Convertible Bridge
         Notes due January 26, 2000, issued to Health Care
         Capital Partners L.P. on January 26, 1999.

99.5     The Company's 12% Subordinated Convertible Bridge
         Notes due January 26, 2000, issued to Health Care
         Executive Partners L.P. on January 26, 1999.

99.6 Warrant, dated as of January 26, 1999, issued by the Company to Health Care Capital Partners L.P. to purchase shares of the Common Stock.

99.7 Warrant, dated as of January 26, 1999, issued by the Company to Health Care Executive Partners L.P. to purchase shares of the Common Stock, dated as of January 26, 1999.

99.8 First Amendment to Stock Purchase Agreement, dated as of January 26, 1999, between the Company and InPhyNet
         Administrative Services, Inc.

99.9     Registration Rights Agreement , dated as of January
         26, 1999, among the Company, Health Care Capital
         Partners L.P. and Health Care Executive Partners L.P.

99.10    Text of Press Release of the Company, dated January
         26, 1999.